                                                                    EXHIBIT 24.2

                              GLOBAL CROSSING LTD.
                               POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being an officer or director, or both, of GLOBAL CROSSING LTD. (the "Company"), in his capacity as set forth below, hereby constitutes and appoints Thomas J. Casey and Dan J. Cohrs, and each of them, as his true and lawful attorney and agent, to do any and all acts and all things and to execute any and all instruments which said attorney and agent may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations and requirements of the Securities and Exchange Commission thereunder, in connection with the registration under the Act of the issuance pursuant to an exchange offer of up to $1,000,000,000 of senior notes of the Company ("Debt Securities"), including, without limitation, the power and authority to sign the name of each of the undersigned in the capacities indicated below to the Registration Statement on Form S-4, to be filed with the Securities and Exchange Commission with respect to such Debt Securities, to any and all amendments or supplements to such Registration Statement, whether such amendments or supplements are filed before or after the effective date of such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any and all amendments thereto, whether such amendments are filed before or after the effective date of such Registration Statement; and each of the undersigned hereby ratifies and confirms all that such attorney and agent shall do or cause to be done by virtue hereof.
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                                                                               2

          IN WITNESS HEREOF, each of the undersigned has subscribed his or her name as of the 11th day of April, 2001.



           /s/ Gary Winnick
          --------------------------------
          Gary Winnick

           /s/ Lodwrick M. Cook
          --------------------------------
          Lodwrick M. Cook

           /s/ Thomas J. Casey
          --------------------------------
          Thomas J. Casey

           /s/ Mark Attanasio
          --------------------------------
          Mark Attanasio

           /s/ Norman Brownstein
          --------------------------------
          Norman Brownstein

           /s/ Joseph P. Clayton
          --------------------------------
          Joseph P. Clayton


          --------------------------------
          William S. Cohen
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                                                                               3

           /s/ William E. Conway, Jr.
          --------------------------------
          William E. Conway, Jr.

           /s/ Eric Hippeau
          --------------------------------
          Eric Hippeau

           /s/ Geoffrey J.W. Kent
          --------------------------------
          Geoffrey J.W. Kent

           /s/ Maria Elena Lagomasino
          --------------------------------
          Maria Elena Lagomasino

           /s/ Dan J. Cohrs
          --------------------------------
          Dan J. Cohrs